SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: May 6, 2005
(Date of Earliest Event Reported)

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15663	75-2847135
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File No.)	Identification No.)

1800 Valley View Lane, Suite 300
Dallas, Texas 75234
(Address of principal executive offices)

469-522-4200
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Effective on May 6, 2005, Scott T. Lewis resigned and ceased to be the Registrant’s principal financial officer. Mr. Lewis had no disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. Mr. Lewis, who was appointed Executive Vice President and Chief Financial Officer of the Registrant effective December 1, 2004, is departing as he has accepted employment with another entity.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: May 6, 2005	AMERICAN REALTY INVESTORS, INC.
	By:	/s/ Scott T. Lewis
Scott T. Lewis, Executive Vice President
and Chief Financial Officer